Exhibit 99.3

ROWE FURNITURE, INC.

DEBTOR IN POSSESSION - 06-11143-SSM

SUMMARY INCOME STATEMENT [a]

	9/19/06 - 10/01/06 [b]	Fiscal Oct 2006 [b]	Fiscal Nov 2006 [b]	DIP Period To Date
Pieces Shipped	7,676	18,723	22,714	49,113
Pieces Produced	8,021	19,444	21,635	49,100
Days Operated	9	19	23	98,213

Shipments
Net Upholstery Shipments	$3,038,038	$7,218,408	$8,390,288	$18,646,734
Part Sales	32,276	71,887	83,001	187,164
Outside Frame Sales	43,169	118,758	190,363	352,290
Kiln Drying	74,591	191,613	185,829	452,032

Net Shipments	$3,188,074	$7,600,665	$8,849,481	$19,638,220

Trucking
Trucking revenue	$231,834	$569,843	$623,858	$1,425,535
Trucking expense	(237,106)	(766,894)	(847,775)	(1,851,775)

Net Trucking	$(5,272)	$(197,051)	$(223,917)	$(426,240)

Cost of Sales		5,583,837	5,583,837
Std COS - raw materials	$1,222,758	$3,081,820	$3,938,018	$8,242,596
Purchase price variance	(14,260)	(673)	52,020	37,087
Material usage variance	(71,920)	(188,846)	(614,006)	(874,772)
Inventory Change	13,401	27,373	39,517	80,291
Cash discounts	5	0	3,172	3,177

Actual raw materials	$1,295,532	$3,243,966	$4,457,315	$8,996,813

Std COS - labor	$462,823	$1,026,727	$1,150,567	$2,640,117
Labor variance	(101,862)	(376,772)	(447,202)	(925,836)

Actual labor	$564,685	$1,403,499	$1,597,769	$3,565,953

Std COS - factory overhead	$672,700	$1,475,291	$1,656,809	$3,804,800
Factory overhead variance	(186,864)	(716,441)	(835,004)	(1,738,309)

Actual factory overhead	$859,564	$2,191,731	$2,491,813	$5,543,108

Actual cost of sales	$2,719,781	$6,839,196	$8,546,897	$18,105,874
% of shipments	85.3%	90.0%	96.6%	92.2%

Gross Profit	$463,021	$564,419	$78,667	$1,106,107
% of shipments	14.5%	7.4%	0.9%	5.6%

SG&A
Commissions	$115,528	$247,112	$267,219	$629,859
Selling	245,010	483,758	847,664	1,576,432
Advertising	75,393	48,794	129,865	254,052
Administrative	225,673	602,938	397,809	1,226,420

Total SG&A	$661,604	$1,382,603	$1,642,557	$3,686,764

Operating Profit	$(198,583)	$(818,185)	$(1,563,890)	$(2,580,658)
% of shipments	-6.2%	-10.8%	-17.7%	-13.1%

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	9/19/06 - 10/01/06 [b]	Fiscal Oct 2006 [b]	Fiscal Nov 2006 [b]	DIP Period To Date
Royalty expense	61,623	152,589	173,732	387,944
Interest expense	58,249	160,667	162,672	381,588
Other inc & exp	4,658	15,746	30,752	51,156
Extraordinary expenses	0	0	(2,994,912)	(2,994,912)

Earnings Before Taxes	$(313,797)	$(1,115,695)	$(4,864,454)	$(6,345,102)
% of shipments	-9.8%	-14.7%	-55.0%	-32.3%

Income Taxes	$0	$0	$0	$0

Earnings After Taxes	$(313,797)	$(1,115,695)	$(4,864,454)	$(6,345,102)
% of shipments	-9.8%	-14.7%	-55.0%	-32.3%

EBITDA	$(101,493)	$(610,294)	$(1,298,185)	$(2,009,972)
% of shipments	-3.2%	-8.0%	-14.7%	-10.2%

[a]	Rowe Furniture maintains its books and records, and reports its results externally, in accordance with G.A.A.P. on an accrual basis.
[b]	Rowe Furniture operates on a Fiscal calendar, with Fiscal September ending on October 1, 2006; Fiscal October ending on October 29, 2006; Fiscal November ending on December 3, 2006
[c]	EBITDA is calculated at Earnings Before Taxes, plus Interest, plus Depreciation/Amortization, plus Rowe Royalty Expense, plus Extraordinary Expenses
[d]	In November 2006, the Company completed the shutdown of its Missouri upholstery-related operations and recorded a reserve of approximately $3.0 million to reflect costs associated with the shutdown. This amount is displayed in the Extraordinary Expense line item above.

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ROWE FURNITURE, INC.

DEBTOR IN POSSESSION - 06-11143-SSM

SUMMARY BALANCE SHEET

	Petition Date 9/18/06	Fiscal September As Of 10/1/2006	Fiscal October As Of 10/29/2006	Fiscal November As Of 12/3/2006
Assets
Cash & Equivalents	$350,065	$858,106	$1,012,240	$418,413
Accounts Receivable - Storehouse	$2,674,128	$2,674,507	$2,663,929	$0
Accounts Receivable - Trade	10,987,172	11,538,196	12,061,666	11,463,847
Accounts Receivable - Other	83,578	(13,498)	94,077	65,090
Allowance for Doubtful Accounts	(318,208)	(308,450)	(300,765)	(308,685)
Allowance for Returns & Allowances	(359,655)	(462,092)	(521,313)	(519,012)

Total Current Receivables	$13,067,016	$13,428,663	$13,997,593	$10,701,240

Raw Materials	$8,770,066	$8,143,422	$8,161,539	$7,744,562
Frame Inventory	1,602,803	1,566,514	1,517,075	1,088,229
Allowance for Obsolescence	(787,771)	(796,070)	(697,797)	(939,335)
Work in Process	1,082,245	931,842	915,981	654,721
Finished Goods	2,547,765	2,808,179	2,910,613	2,391,065

Total Inventories	$13,215,109	$12,653,886	$12,807,410	$10,939,242

Prepaid Insurance	$5,337	$(90,625)	$(405,793)	$(354,618)
Prepaid Rent	182,642	235,306	206,538	158,643
Other Prepaid Expenses	38,971	27,899	16,827	5,095
Supplies	58,335	58,335	58,335	29,168
Deposits	126,714	126,714	161,837	213,387

Total Other Current Assets	$412,000	$357,630	$37,744	$51,674

Total Current Assets	$27,044,190	$27,298,285	$27,854,987	$22,110,569

Intercompany Accounts	$12,846,722	$13,224,849	$13,713,608	$16,674,261
Cash Surrender Value - Life Insurance	1,690,009	1,700,574	1,620,934	1,631,498

Land	$405,124	$405,124	$405,124	$405,124
Land Improvements	4,205,477	4,205,477	4,205,477	4,205,477
Buildings & Improvements	28,433,225	28,433,225	28,470,389	28,497,550
Machinery & Equipment	27,172,891	27,172,891	27,179,298	27,217,701
Furniture & Fixtures	682,680	682,680	682,680	682,680
Automobiles	293,168	293,168	293,168	293,168
Computers & Software	5,331,322	5,331,322	5,364,145	5,408,532
Leasehold Improvements	576,754	576,754	576,754	576,754
Cost of Assets Held for Sale	0	0	0	(17,859,281)
Construction in Process	106,426	111,819	55,606	0

Total Fixed Assets @ Cost	$67,207,069	$67,212,461	$67,232,642	$49,427,706

Accumulated Depr - Land Improvement	$(1,558,039)	$(1,563,827)	$(1,577,574)	$(1,594,215)
Accumulated Depr - Buildings	(12,630,617)	(12,654,685)	(12,736,942)	(12,806,970)
Accumulated Depr - Mach & Equip	(19,497,565)	(19,533,410)	(19,594,428)	(19,696,645)
Accumulated Depr - Furn & Fixtures	(607,886)	(614,212)	(615,191)	(616,378)
Accumulated Depr - Automobiles	(292,335)	(292,349)	(292,403)	(292,468)
Accumulated Depr - Computers & Soft	(2,830,968)	(3,503,178)	(3,561,482)	(3,633,656)
Accumulated Depr - Leasehold Improv	(563,578)	(563,672)	(563,897)	(564,168)
Accumulated Depr - Assets Held for Sale	0	0	0	14,428,195

Total Accumulated Depreciation	$(37,980,988)	$(38,725,332)	$(38,941,917)	$(24,776,306)

Net Book Value of Assets Held for Sale	$0	$0	$0	$3,431,086

Fixed Assets Net of Depreciation	$29,226,080	$28,487,129	$28,290,725	$28,082,486

Total Long-Term Assets	$43,762,812	$43,412,552	$43,625,267	$46,388,244

Total Assets	$70,807,001	$70,710,837	$71,480,253	$68,498,813

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ROWE FURNITURE, INC.

DEBTOR IN POSSESSION - 06-11143-SSM

SUMMARY BALANCE SHEET

	Petition Date 9/18/06	Fiscal September As Of 10/1/2006	Fiscal October As Of 10/29/2006	Fiscal November As Of 12/3/2006
Liabilities
Current Portion of Long Term Debt	$0	$0	$0	$0
Accounts Payable	0	867,595	2,162,556	2,205,266
Employee Withholdings	0	393,819	367,421	317,628
Sales & Use Taxes Payable	0	1,710	610	2,757
Net Payroll Due Employees	0	641,423	1,021,953	527,770
Payroll Taxes Payable	0	50,224	70,440	46,255

Total Current Payables	$0	$1,954,771	$3,622,980	$3,099,676

Accrued Life Insurance	$14,316	$18,218	$33,166	$0
Accrued Property Taxes	0	11,419	(39,681)	0
Accrued Vacation & Holiday Pay	(238,065)	(210,698)	(139,903)	0
Accrued Royalty Fees	0	59,326	201,915	0
Accrued Computer Maintenance Costs	141,759	153,724	117,194	0
Accrued Professional Services	7,252	9,616	11,112	0
Accrued Advertising Expenses	243,812	296,960	242,203	270,233
Reserve for Discontinued Operations	0	0	0	2,388,310
Accrued Showroom Expenses	189,354	227,935	123,374	0
Other Accrued Expenses	(383,110)	(372,929)	(307,984)	(100,823)

Total Accrued Expenses	$(24,682)	$193,571	$241,397	$2,557,720
Total Current Liabilities	$(24,682)	$2,148,342	$3,864,376	$5,657,397

Capitalized Lease	$0	$0	$0	$0
Deferred Income Taxes	0	0	0	0
Deferred Compensation	0	2,885	9,056	17,160

Total Long Term Liabilities	$0	$2,885	$9,056	$17,160

Liabilities Subject To Compromise	$18,232,513	$16,351,104	$16,514,011	$16,595,901

Total Liabilities	$18,207,831	$18,502,331	$20,387,444	$22,270,458

Stockholder Equity
Common Stock at Par Value	$902,463	$902,463	$902,463	$902,463
Capital in Excess of Par	12,530,801	12,530,801	12,530,801	12,530,801
Retained Earnings	75,160,199	75,160,199	75,160,199	75,160,199
Treasury Stock	(12,550,979)	(12,550,979)	(12,550,979)	(12,550,979)
Current Year Earnings	(23,443,314)	(23,833,978)	(24,949,674)	(29,814,129)

Total Equity	$52,599,170	$52,208,506	$51,092,810	$46,228,355

Total Liabilities & Stockholder Equity	$70,807,001	$70,710,837	$71,480,253	$68,498,813

[a]	The Debtor operates on a Fiscal Month basis, with Fiscal September ending on October 1, 2006; Fiscal October ending on October 29, 2006; Fiscal November ending on December 3, 2006
[b]	Versus its September Monthly Operating Report, the Debtor has adjusted relevant account balances as of the Petition date and as of its Fiscal September 2006 to correct Accounts Payable amounts in both the Balance Sheet and in Exhibit D. An adjustment has also been made to an August consolidation entry to write off Goodwill and Deferred Tax Assets/Liabilities by The Rowe Companies during its consolidation process.
[c]	At any given date, the Liabilities Subject to Compromise balance may include pre-petition amounts authorized by the Court to be paid by the Debtors at its discretion (i.e. employee and customer obligations). Accordingly, the account balance may fluctuate during the course of the Case as these approved disbursements are made. The Debtor maintains a breakdown of the various line items included in this amount.
[d]	In November 2006, the Company reclassified assets related to its closed Missouri operations to Assets Held for Sale; additionally, the Company recorded a reserve to reflect costs associated with the shutdown of its Missouri operations.

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